SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2000


                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                       0-26224                    51-0317849
        --------                       -------                    ----------
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

         105 MORGAN LANE
     PLAINSBORO, NEW JERSEY                                        08536

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (609) 275-0500

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. Other Events.

On September 28, 2000, Integra LifeSciences Holdings Corporation completed a $5,000,000 private placement of 333,334 shares of common stock to ArthroCare Corporation. The proceeds of this private placement will be available for general corporate purposes. The securities sold in this private placement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.



ITEM 7. Financial Statements and Exhibits.

(c)   Exhibits.


Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)        Description of Exhibit                           Location
---------------        ----------------------                           --------

     10.1              Stock Purchase Agreement dated September            (1)
                       28, 2000 among Integra LifeSciences Holdings
                       Corporation and ArthroCare Corporation

(1)   Filed herewith.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION



Date:  October 12, 2000             By: /s/ Stuart M. Essig
                                    ---------------------------------------
                                       Stuart M. Essig, President and
                                       Chief Executive Officer



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

EXHIBIT INDEX

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)        Description of Exhibit
---------------        ----------------------

     10.1              Stock Purchase Agreement dated September
                       28, 2000 among Integra LifeSciences Holdings
                       Corporation and ArthroCare Corporation




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